UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 18, 2017, Stifel Financial Corp. (the “Company”) determined to modify certain compensatory arrangements with selected employees, including its executive officers. These modifications are expected to enhance the Company’s ability to utilize certain of its deferred tax assets while mitigating the adverse tax consequences of such modifications on the affected employees. The modifications described below may be subject to further adjustment (as may be agreed by the Company and the applicable employee).

For each affected employee, including the executive officers other than with respect to item (c) below which is not being offered to the executive officers specifically named in the following paragraph, the Company would: (a) accelerate the vesting of such employee’s outstanding debenture awards to December 31, 2017, such that the associated dollar amounts would become payable to the employee on or before March 15, 2018 (except for certain employees working in California and New York for which payment will be made in 2017); (b) modify certain outstanding restricted stock units (“RSUs”) pursuant to a Modification of Award Agreement (the “Modification Agreement”), such that the employee would receive in 2017 corresponding amounts of restricted stock (with appropriate reduction in the number of shares issued to pay tax withholding obligations), subject to the 2017 Restricted Stock Award Agreement, which is attached hereto as Exhibit 10.1 and certain incorporated provisions of the Stifel Financial Corp. Wealth Accumulation Plan (2015 Restatement) (the “SWAP”); and (c) make certain cash payments to the employees based on the pre-tax value of such employee’s modified RSUs. The shares of restricted stock issued pursuant to the modified RSUs will vest based on the same vesting period provided by the original RSU. Vesting of certain restricted stock will no longer be contingent upon continued employment but rather will vest so long as the employee is not engaged in certain competitive or soliciting activities as provided in the SWAP. For additional information regarding the Company’s debentures, RSUs and the SWAP, please see the Company’s proxy statement for the 2017 annual meeting of its stockholders, filed with the U.S. Securities and Exchange Commission on April 26, 2017 (the “Proxy Statement”).

The executive officers subject to the modifications included Ronald J. Kruszewski, Chairman and Chief Executive Officer, James M. Zemlyak, Co-President and Chief Financial Officer, Victor J. Nesi, Co-President and Director of the Institutional Group and a named executive officer in the Proxy Statement, Thomas P. Mulroy, Executive Vice President and a named executive officer in the Proxy Statement, and Thomas B. Michaud, Senior Vice President of the Company, President and Chief Executive Officer of Keefe, Bruyette & Woods and a named executive officer in the Proxy Statement. The specific amounts payable, if any, to each of Messrs. Kruszewski, Zemlyak, Nesi, Mulroy and Michaud have not yet been determined as of the date of this Current Report on Form 8-K. The Company will file an amendment to this Current Report on Form 8-K, disclosing such amounts, within four business days after the information becomes available.

The foregoing descriptions of the 2017 Restricted Stock Award Agreement and the Modification Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based upon the Company’s current expectations and projections about future events. The Company intends for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of these safe harbor provisions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition, the Company’s past results of operations do not necessarily indicate the Company’s future results. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include: the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in the Company’s financial condition; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the Company’s operations, pricing and services. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	2017 Restricted Stock Award Agreement

10.2	Form of Modification of Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: December 22, 2017	By:	/s/ James M. Zemlyak
	Name:	James M. Zemlyak
	Title:	President and Chief Financial Officer